Exhibit 99.1 Prudential Financial, Inc. (PRU)
Quarterly Financial Supplement FINANCIAL SERVICES BUSINESSES THIRD QUARTER 2003
Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business.

November 4, 2003

i

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

ii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

This Quarterly Financial Supplement reflects the classification of results of operations of our consumer banking business, formerly reported within the Financial Advisory segment, as discontinued operations for all periods presented, as a result of the company’s decision to exit these operations.

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Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2002		2003
2003	2002			3Q	4Q	1Q	2Q	3Q
			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
596	408	46%	Insurance Division	76	137	163	236	197
233	247	-6%	Investment Division	51	35	73	77	83
618	575	7%	International Insurance and Investments Division	188	176	178	217	223
49	161	-70%	Corporate and other operations	112	(1)	18	(1)	32

1,496	1,391	8%	Total pre-tax adjusted operating income	427	347	432	529	535
486	485	—	Income taxes, applicable to adjusted operating income	124	99	140	172	174

1,010	906	11%	Financial Services Businesses after-tax adjusted operating income	303	248	292	357	361

			Items excluded from adjusted operating income:
(170)	(583)	71%	Realized investment losses, net, and related charges and adjustments	(143)	(284)	(113)	(11)	(46)
—	—	—	Sales practices remedies and costs	—	(20)	—	—	—
(419)	36	-1264%	Divested businesses	(13)	(59)	3	(402)	(20)

(589)	(547)	-8%	Total items excluded from adjusted operating income, before income taxes	(156)	(363)	(110)	(413)	(66)
(176)	(383)	54%	Income taxes, applicable to items excluded from adjusted operating income	(231)	(120)	(36)	(169)	29

(413)	(164)	-152%	Total items excluded from adjusted operating income, after income taxes	75	(243)	(74)	(244)	(95)

597	742	-20%	Income from continuing operations (after-tax) of Financial Services Businesses	378	5	218	113	266
(43)	8	-638%	Income (loss) from discontinued operations, net of taxes	14	(76)	(21)	14	(36)

554	750	-26%	Net income (loss) of Financial Services Businesses	392	(71)	197	127	230

			Earnings per share of Common Stock (diluted):
1.92	1.61		Financial Services Businesses after-tax adjusted operating income	0.54	0.46	0.56	0.66	0.70
			Items excluded from adjusted operating income:
(0.31)	(1.00)		Realized investment losses, net, and related charges and adjustments	(0.25)	(0.50)	(0.20)	(0.02)	(0.08)
—	—		Sales practices remedies and costs	—	(0.04)	—	—	—
(0.76)	0.06		Divested businesses	(0.02)	(0.10)	—	(0.73)	(0.04)

(1.07)	(0.94)		Total items excluded from adjusted operating income, before income taxes	(0.27)	(0.64)	(0.20)	(0.75)	(0.12)
(0.32)	(0.66)		Income taxes, applicable to items excluded from adjusted operating income	(0.40)	(0.21)	(0.06)	(0.31)	0.06

(0.75)	(0.28)		Total items excluded from adjusted operating income, after income taxes	0.13	(0.43)	(0.14)	(0.44)	(0.18)

1.17	1.33		Income from continuing operations (after-tax) of Financial Services Businesses	0.67	0.03	0.42	0.22	0.52
(0.08)	0.01		Income (loss) from discontinued operations, net of taxes	0.03	(0.13)	(0.03)	0.03	(0.06)

1.09	1.34		Net income (loss) of Financial Services Businesses	0.70	(0.10)	0.39	0.25	0.46

550.5	582.3		Weighted average number of outstanding Common shares (diluted basis)	576.8	565.0	556.5	549.4	545.9

7.65%	6.58%		Operating Return on Average Equity (based on adjusted operating income)	6.56%	5.59%	6.74%	7.96%	8.28%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
554	750		Net income (loss) of Financial Services Businesses (above)	392	(71)	197	127	230
145	(363)		Net income (loss) of Closed Block Business	(90)	(122)	(1)	69	77

699	387		Consolidated net income (loss)	302	(193)	196	196	307

45	30		Direct equity adjustments for earnings per share calculations	9	13	18	8	19

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2002		2003
2003	2002		3Q	4Q	1Q	2Q	3Q
		Financial Services Businesses Capitalization Data (1):
		Short-term debt	3,852	3,469	4,212	5,416	5,117
		Long-term debt (2)	3,077	3,007	2,582	2,663	4,330
		Equity Security Units (2)	690	690	690	690	—

		Attributed Equity:
		Including accumulated other comprehensive income	21,039	20,562	21,059	21,768	20,551
		Excluding unrealized gains and losses on investments	18,931	18,394	18,388	18,318	18,406
		Excluding accumulated other comprehensive income	19,153	18,621	18,596	18,523	18,574

		Total Capitalization:
		Including accumulated other comprehensive income	24,806	24,259	24,331	25,121	24,881
		Excluding unrealized gains and losses on investments	22,698	22,091	21,660	21,671	22,736
		Excluding accumulated other comprehensive income	22,920	22,318	21,868	21,876	22,904

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	37.03	36.67	38.12	39.83	37.83
		Excluding unrealized gains and losses on investments	33.32	32.80	33.28	33.52	33.88
		Excluding accumulated other comprehensive income	33.71	33.20	33.66	33.89	34.19

		Number of diluted shares at end of period	568.1	560.8	552.5	546.5	543.3

		Common Stock Price Range (based on closing price):
38.06	35.75	High	32.99	32.10	33.93	34.50	38.06
27.56	27.35	Low	27.35	25.50	27.56	29.84	34.00
37.36	28.56	Close	28.56	31.74	29.25	33.65	37.36

		Common Stock market capitalization (1)	16,235	17,782	16,153	18,405	20,202
(1)	As of end of period.
(2)	Guaranteed beneficial interest in Trust holding solely debentures of Parent, as reported in combined balance sheet for periods ended on or before June 30, 2003. Effective for the third quarter of 2003, this balance has been reclassified to Long-term debt in connection with the implementation of Statement of Financial Accounting Standards No. 150. Accordingly, long-term debt as of September 30, 2003 includes $690 million related to the Company’s Equity Security Units.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

OPERATIONS HIGHLIGHTS

Year-to-date			2002		2003
2003	2002		3Q	4Q	1Q	2Q	3Q
		Assets Under Management and Administration ($ billions) (1)(2):

		Assets Under Management :
		Managed by Investment Division:
		Investment Management Segment - Investment Management & Advisory Services
		Retail customers	77.3	79.9	78.9	82.5	82.1
		Institutional customers	79.8	85.2	84.2	89.2	89.7
		General account	119.5	122.9	123.6	127.1	130.3

		Total Investment Management and Advisory Services	276.6	288.0	286.7	298.8	302.1

		Non-proprietary wrap-fee and other assets under management	32.7	33.0	32.7	40.7	36.6

		Total managed by Investment Division	309.3	321.0	319.4	339.5	338.7
		Managed by International Insurance and Investments Division	46.6	47.9	47.6	50.0	50.7
		Managed by Insurance Division	7.2	8.8	8.5	32.9	31.4

		Total assets under management	363.1	377.7	375.5	422.4	420.8
		Client assets under administration (3)	173.7	177.9	174.4	186.5	30.7

		Total assets under management and administration	536.8	555.6	549.9	608.9	451.5

		Assets managed or administered for customers outside of the United States at end of period (3)	77.9	83.6	83.4	89.6	81.0

		Distribution Representatives (1):
		Prudential Agents	4,478	4,389	4,327	4,290	4,281
		International Life Planners	4,353	4,505	4,552	4,689	4,875
		Gibraltar Life Advisors	5,233	5,155	4,993	4,877	4,848

37	37	Prudential Agent productivity ($ thousands)	36	43	34	39	38

		Third Party Distribution - Retail Products ($ millions) (4):
56	48	Individual life insurance (5)	15	24	21	20	15
20	106	Corporate-owned life insurance sales	21	15	4	14	2
1,882	85	Individual annuities (6)	50	48	58	699	1,125
3,916	2,445	Mutual funds and wrap-fee products (6)	970	1,207	616	783	2,517

(1)	As of end of period.
(2)	At fair market value.
(3)	Assets under administration and Assets managed or administered for customers outside of the United States at the end of the period at June 30, 2003 include approximately $155 billion and $8 billion respectively, associated with businesses that were combined into Wachovia Securities, LLC on July 1, 2003. As a result, Prudential Financial no longer reports these assets as a component of its assets under management and administration.
(4)	Represents statutory first year premiums and deposits for Individual Life Insurance, including corporate-owned life insurance, and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.
(5)	Excludes corporate-owned life insurance sales.
(6)	Includes, effective July 1, 2003, production through Financial Advisors formerly associated with Prudential Securities, who became associated with Wachovia Securities, LLC as a result of the combination of Prudential’s retail securities brokerage operation with Wachovia Securities, LLC as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2002		2003
2003	2002			3Q	4Q	1Q	2Q	3Q
			Revenues (1):

5,982	5,470	9%	Premiums	1,870	1,991	2,015	1,983	1,984
1,342	1,246	8%	Policy charges and fee income	400	407	416	451	475
3,724	3,776	-1%	Net investment income	1,273	1,247	1,246	1,243	1,235
2,636	3,096	-15%	Commissions, investment management fees, and other income	993	973	897	1,064	675

13,684	13,588	1%	Total revenues	4,536	4,618	4,574	4,741	4,369

			Benefits and Expenses (1):

6,099	5,663	8%	Insurance and annuity benefits	1,913	2,130	2,107	1,983	2,009
1,263	1,263	—	Interest credited to policyholders’ account balances	434	444	418	421	424
130	134	-3%	Interest expense	43	36	37	37	56
(917)	(780)	-18%	Deferral of acquisition costs	(275)	(284)	(285)	(320)	(312)
452	581	-22%	Amortization of acquisition costs	263	158	160	142	150
5,161	5,336	-3%	General and administrative expenses	1,731	1,787	1,705	1,949	1,507

12,188	12,197	—	Total benefits and expenses	4,109	4,271	4,142	4,212	3,834

1,496	1,391	8%	Adjusted operating income before income taxes	427	347	432	529	535

			Items excluded from adjusted operating income before income taxes:
(145)	(583)	75%	Realized investment gains (losses), net, and related adjustments	(142)	(290)	(114)	9	(40)
(25)	—	—	Related charges	(1)	6	1	(20)	(6)

(170)	(583)	71%	Total realized investment losses, net, and related charges and adjustments	(143)	(284)	(113)	(11)	(46)

—	—	—	Sales practices remedies and costs	—	(20)	—	—	—
(419)	36	-1264%	Divested businesses	(13)	(59)	3	(402)	(20)

(589)	(547)	-8%	Total items excluded from adjusted operating income before income taxes	(156)	(363)	(110)	(413)	(66)

907	844	7%	Income (loss) from continuing operations before income taxes	271	(16)	322	116	469
310	102	204%	Income tax expense (benefit)	(107)	(21)	104	3	203

597	742	-20%	Income from continuing operations, after-tax	378	5	218	113	266

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, sales practices remedies and costs, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	9/30/2002	12/31/2002	3/31/2003	6/30/2003	9/30/2003
Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $72,962; $74,665; $76,766; $77,995; $79,964)	76,815	79,230	82,311	85,283	84,725
Fixed maturities, held to maturity, at amortized cost (fair value $2,385; $2,673; $2,859; $2,867; $2,954)	2,376	2,612	2,772	2,793	2,954
Trading account assets, at fair value	4,419	3,449	3,359	3,831	3,852
Equity securities, available for sale, at fair value (cost $1,815; $1,313; $1,101; $991; $950)	1,714	1,286	1,038	1,044	1,106
Commercial loans	12,649	12,300	12,234	12,040	12,100
Policy loans	3,036	3,146	2,923	2,992	2,732
Securities purchased under agreements to resell	5,256	4,844	5,990	5,424	1,276
Cash collateral for borrowed securities	5,691	4,978	4,429	5,440	—
Other long-term investments	4,329	4,333	4,476	4,546	5,840
Short-term investments	2,082	2,840	1,671	1,960	3,758

Total investments	118,367	119,018	121,203	125,353	118,343
Cash and cash equivalents	9,115	7,470	7,339	6,743	6,252
Accrued investment income	1,084	1,021	1,095	1,095	1,139
Broker-dealer related receivables	5,486	5,631	5,126	6,425	908
Deferred policy acquisition costs	5,750	5,875	5,926	5,997	6,348
Other assets	14,699	13,730	15,001	17,369	14,285
Separate account assets	69,900	70,555	70,710	99,116	101,841

Total assets	224,401	223,300	226,400	262,098	249,116

Liabilities:
Future policy benefits	41,395	42,213	43,243	43,792	44,608
Policyholders’ account balances	40,325	40,799	41,487	42,345	42,766
Unpaid claims and claim adjustment expenses	3,363	3,428	3,513	3,494	3,201
Securities sold under agreements to repurchase	10,675	10,250	10,907	9,835	5,454
Cash collateral for loaned securities	7,645	7,517	7,300	7,289	3,563
Income taxes payable	1,967	1,910	2,259	2,352	2,023
Broker-dealer related payables	4,498	4,838	4,915	6,099	1,951
Securities sold but not yet purchased	2,417	1,996	2,076	2,220	1,620
Short-term debt	3,852	3,469	4,212	5,416	5,117
Long-term debt (1)	3,077	3,007	2,582	2,663	4,330
Other liabilities	13,558	12,066	11,447	15,019	12,091
Separate account liabilities	69,900	70,555	70,710	99,116	101,841

Total liabilities	202,672	202,048	204,651	239,640	228,565

Guaranteed beneficial interest in Trust holding solely debentures of Parent (1)	690	690	690	690	—

Attributed Equity:
Accumulated other comprehensive income	1,886	1,941	2,463	3,245	1,977
Other attributed equity	19,153	18,621	18,596	18,523	18,574

Total attributed equity	21,039	20,562	21,059	21,768	20,551

Total liabilities and attributed equity	224,401	223,300	226,400	262,098	249,116

(1)	As a result of the Company’s implementation of Statement of Financial Accounting Standards No. 150, long-term debt as of September 30, 2003 includes $690 million related to the Company’s Equity Security Units which were previously classified as “Guaranteed beneficial interest in Trust holding solely debentures of Parent”.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended September 30, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	1,984	813	1	1,170	—
Policy charges and fee income	475	407	17	54	(3)
Net investment income	1,235	347	542	212	134
Commissions, investment management fees, and other income	675	111	454	85	25

Total revenues	4,369	1,678	1,014	1,521	156

Benefits and Expenses (1):
Insurance and annuity benefits	2,009	904	187	894	24
Interest credited to policyholders’ account balances	424	158	239	27	—
Interest expense	56	(1)	8	1	48
Deferral of acquisition costs	(312)	(161)	(6)	(157)	12
Amortization of acquisition costs	150	80	15	69	(14)
General and administrative expenses	1,507	501	488	464	54

Total benefits and expenses	3,834	1,481	931	1,298	124

Adjusted operating income before income taxes	535	197	83	223	32

	Quarter Ended September 30, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	1,870	802	10	1,061	(3)
Policy charges and fee income	400	342	15	46	(3)
Net investment income	1,273	359	563	195	156
Commissions, investment management fees, and other income	993	58	890	68	(23)

Total revenues	4,536	1,561	1,478	1,370	127

Benefits and Expenses (1):
Insurance and annuity benefits	1,913	863	220	830	—
Interest credited to policyholders’ account balances	434	163	247	24	—
Interest expense	43	(2)	4	—	41
Deferral of acquisition costs	(275)	(117)	(8)	(162)	12
Amortization of acquisition costs	263	198	21	65	(21)
General and administrative expenses	1,731	380	943	425	(17)

Total benefits and expenses	4,109	1,485	1,427	1,182	15

Adjusted operating income before income taxes	427	76	51	188	112

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Nine Months Ended September 30, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	5,982	2,531	23	3,440	(12)
Policy charges and fee income	1,342	1,132	54	166	(10)
Net investment income	3,724	1,071	1,643	610	400
Commissions, investment management fees, and other income	2,636	250	2,174	246	(34)

Total revenues	13,684	4,984	3,894	4,462	344

Benefits and Expenses (1):
Insurance and annuity benefits	6,099	2,751	601	2,665	82
Interest credited to policyholders’ account balances	1,263	476	708	79	—
Interest expense	130	(3)	16	2	115
Deferral of acquisition costs	(917)	(422)	(21)	(509)	35
Amortization of acquisition costs	452	234	51	214	(47)
General and administrative expenses	5,161	1,352	2,306	1,393	110

Total benefits and expenses	12,188	4,388	3,661	3,844	295

Adjusted operating income before income taxes	1,496	596	233	618	49

	Nine Months Ended September 30, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	5,470	2,351	39	3,083	(3)
Policy charges and fee income	1,246	1,050	53	152	(9)
Net investment income	3,776	1,048	1,719	534	475
Commissions, investment management fees, and other income	3,096	174	2,812	259	(149)

Total revenues	13,588	4,623	4,623	4,028	314

Benefits and Expenses (1):
Insurance and annuity benefits	5,663	2,545	648	2,412	58
Interest credited to policyholders’ account balances	1,263	463	728	72	—
Interest expense	134	(3)	12	—	125
Deferral of acquisition costs	(780)	(336)	(36)	(460)	52
Amortization of acquisition costs	581	404	69	174	(66)
General and administrative expenses	5,336	1,142	2,955	1,255	(16)

Total benefits and expenses	12,197	4,215	4,376	3,453	153

Adjusted operating income before income taxes	1,391	408	247	575	161

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of September 30, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	118,343	27,406	38,696	37,738	14,503
Broker-dealer related receivables	908	—	85	714	109
Deferred policy acquisition costs	6,348	3,734	18	2,583	13
Other assets	21,676	4,252	6,977	4,409	6,038
Separate account assets	101,841	59,603	42,612	603	(977)

Total assets	249,116	94,995	88,388	46,047	19,686

Liabilities:
Future policy benefits	44,608	4,698	13,032	25,846	1,032
Policyholders’ account balances	42,766	15,817	16,857	10,085	7
Debt (1)	9,447	390	2,093	484	6,480
Other liabilities	29,903	7,735	9,642	5,385	7,141
Separate account liabilities	101,841	59,603	42,612	603	(977)

Total liabilities	228,565	88,243	84,236	42,403	13,683

Guaranteed beneficial interest in Trust holding solely debentures of Parent (1)	—	—	—	—	—

Attributed Equity:
Accumulated other comprehensive income	1,977	698	694	286	299
Other attributed equity	18,574	6,054	3,458	3,358	5,704

Total attributed equity	20,551	6,752	4,152	3,644	6,003

Total liabilities and attributed equity	249,116	94,995	88,388	46,047	19,686

	As of December 31, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	119,018	25,091	43,919	36,358	13,650
Broker-dealer related receivables	5,631	—	4,516	399	716
Deferred policy acquisition costs	5,875	3,640	28	2,158	49
Other assets	22,221	3,128	7,863	4,141	7,089
Separate account assets	70,555	31,175	39,715	499	(834)

Total assets	223,300	63,034	96,041	43,555	20,670

Liabilities:
Future policy benefits	42,213	4,634	12,835	23,624	1,120
Policyholders’ account balances	40,799	14,947	16,252	9,598	2
Debt (1)	6,476	—	3,222	849	2,405
Other liabilities	42,005	6,789	20,302	5,484	9,430
Separate account liabilities	70,555	31,175	39,715	499	(834)

Total liabilities	202,048	57,545	92,326	40,054	12,123

Guaranteed beneficial interest in Trust holding solely debentures of Parent (1)	690	—	—	—	690

Attributed Equity:
Accumulated other comprehensive income (loss)	1,941	885	587	480	(11)
Other attributed equity	18,621	4,604	3,128	3,021	7,868

Total attributed equity	20,562	5,489	3,715	3,501	7,857

Total liabilities and attributed equity	223,300	63,034	96,041	43,555	20,670

(1)	As a result of the Company’s implementation of Statement of Financial Accounting Standards No. 150, long-term debt as of September 30, 2003 includes $690 million related to the Company’s Equity Security Units which were previously classified as “Guaranteed beneficial interest in Trust holding solely debentures of Parent”.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

SHORT TERM DEBT - FINANCIAL SERVICES BUSINESSES

(in millions)

	As of September 30, 2003				As of December 31, 2002
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total
Borrowings by use of proceeds:

General corporate purposes	—	53	—	53	—	306	—	306
Investment related	389	1,165	—	1,554	—	154	—	154
Securities business related	—	1,666	965	2,631	—	959	1,256	2,215
Specified other businesses	—	743	135	878	—	514	279	793
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt	389	3,627	1,101	5,117	—	1,933	1,536	3,469

Borrowings by type:
Long-term debt due within one year	—	548	—	548	—	637	—	637
Commercial paper	389	3,063	—	3,452	—	1,265	—	1,265
Bank borrowings	—	—	624	624	—	—	913	913
Other short-term debt	—	16	476	492	—	31	622	653

Total general obligations	389	3,627	1,100	5,116	—	1,933	1,535	3,468
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt	389	3,627	1,101	5,117	—	1,933	1,536	3,469

(1)	Includes Prudential Funding, LLC.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

LONG TERM DEBT

(in millions)

	As of September 30, 2003
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non-Recourse	Total Borrowing
Financial Services Businesses:

Prudential Financial, Inc. (1):
Long-term fixed and floating rate notes	1,132	225	—	141	1,498	—	1,498
Hybrid notes	—	—	—	—	—	—	—

Total	1,132	225	—	141	1,498	—	1,498

The Prudential Insurance Company of America (2):
Surplus notes	691	—	—	—	691	—	691
Long-term fixed and floating rate notes	600	291	—	—	891	—	891
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,291	291	—	—	1,582	—	1,582

Long-term debt of other affiliated companies	—	17	—	—	17	543	560

Total long-term debt of Financial Services Businesses, excluding Equity Security Units	2,423	533	—	141	3,097	543	3,640
Equity Security Units (3)	690	—	—	—	690	—	690

Total long-term debt of Financial Services Businesses	3,113	533	—	141	3,787	543	4,330

Ratio of long-term and short-term corporate debt to capitalization	12.1%

Closed Block Business:

Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

	As of December 31, 2002
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non-Recourse	Total Borrowing
Financial Services Businesses:

Prudential Financial, Inc.:
Long-term fixed and floating rate notes	—	—	—	—	—	—	—
Hybrid notes	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

The Prudential Insurance Company of America (2):
Surplus notes	690	—	—	—	690	—	690
Long-term fixed and floating rate notes	600	745	399	—	1,744	—	1,744
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,290	745	399	—	2,434	—	2,434

Long-term debt of other affiliated companies	—	—	—	—	—	573	573

Total long-term debt of Financial Services Businesses	1,290	745	399	—	2,434	573	3,007

Ratio of long-term and short-term corporate debt to capitalization	8.4%

Closed Block Business:

Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

(1)	Excluding obligations related to Equity Security Units.
(2)	Includes Prudential Funding, LLC.
(3)	As a result of the Company’s implementation of Statement of Financial Accounting Standards No. 150, long-term debt as of September 30, 2003 includes $690 million related to the Company’s Equity Security Units which were previously classified as “Guaranteed beneficial interest in Trust holding solely debentures of Parent” on the balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2002		2003
2003	2002			3Q	4Q	1Q	2Q	3Q
			Revenues (1):
2,531	2,351	8%	Premiums	802	899	866	852	813
1,132	1,050	8%	Policy charges and fee income	342	347	347	378	407
1,071	1,048	2%	Net investment income	359	363	359	365	347
250	174	44%	Commissions, investment management fees, and other income	58	54	55	84	111

4,984	4,623	8%	Total revenues	1,561	1,663	1,627	1,679	1,678

			Benefits and Expenses (1):
2,751	2,545	8%	Insurance and annuity benefits	863	989	956	891	904
476	463	3%	Interest credited to policyholders’ account balances	163	170	157	161	158
(3)	(3)	-1%	Interest expense	(2)	(2)	(1)	(1)	(1)
(422)	(336)	-26%	Deferral of acquisition costs	(117)	(116)	(112)	(149)	(161)
234	404	-42%	Amortization of acquisition costs	198	94	85	69	80
1,352	1,142	18%	General and administrative expenses	380	391	379	472	501

4,388	4,215	4%	Total benefits and expenses	1,485	1,526	1,464	1,443	1,481

596	408	46%	Adjusted operating income before income taxes	76	137	163	236	197

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Quarter Ended September 30, 2003
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	813	94	719	77	17
Policy charges and fee income	407	390	17	255	135
Net investment income	347	209	138	100	109
Commissions, investment management fees, and other income	111	103	8	35	68

Total revenues	1,678	796	882	467	329

Benefits and Expenses (1):
Insurance and annuity benefits	904	229	675	179	50
Interest credited to policyholders’ account balances	158	108	50	39	69
Interest expense	(1)	(1)	—	—	(1)
Deferral of acquisition costs	(161)	(153)	(8)	(68)	(85)
Amortization of acquisition costs	80	79	1	56	23
General and administrative expenses (2)	501	367	134	172	195

Total benefits and expenses	1,481	629	852	378	251

Adjusted operating income before income taxes	197	167	30	89	78

	Quarter Ended September 30, 2002
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	802	123	679	109	14
Policy charges and fee income	342	296	46	248	48
Net investment income	359	212	147	104	108
Commissions, investment management fees, and other income	58	48	10	34	14

Total revenues	1,561	679	882	495	184

Benefits and Expenses (1):
Insurance and annuity benefits	863	189	674	152	37
Interest credited to policyholders’ account balances	163	103	60	37	66
Interest expense	(2)	(2)	—	(1)	(1)
Deferral of acquisition costs	(117)	(110)	(7)	(76)	(34)
Amortization of acquisition costs	198	197	1	92	105
General and administrative expenses	380	256	124	176	80

Total benefits and expenses	1,485	633	852	380	253

Adjusted operating income before income taxes	76	46	30	115	(69)

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $13 million for the quarter ended September 30, 2003 for the amortization of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2003
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	2,531	318	2,213	267	51
Policy charges and fee income	1,132	1,054	78	767	287
Net investment income	1,071	632	439	302	330
Commissions, investment management fees, and other income	250	227	23	100	127

Total revenues	4,984	2,231	2,753	1,436	795

Benefits and Expenses (1):
Insurance and annuity benefits	2,751	664	2,087	530	134
Interest credited to policyholders’ account balances	476	309	167	113	196
Interest expense	(3)	(3)	—	(2)	(1)
Deferral of acquisition costs	(422)	(396)	(26)	(219)	(177)
Amortization of acquisition costs	234	232	2	172	60
General and administrative expenses (2)	1,352	951	401	534	417

Total benefits and expenses	4,388	1,757	2,631	1,128	629

Adjusted operating income before income taxes	596	474	122	308	166

	Nine Months Ended September 30, 2002
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	2,351	274	2,077	230	44
Policy charges and fee income	1,050	910	140	750	160
Net investment income	1,048	618	430	310	308
Commissions, investment management fees, and other income	174	150	24	103	47

Total revenues	4,623	1,952	2,671	1,393	559

Benefits and Expenses (1):
Insurance and annuity benefits	2,545	511	2,034	409	102
Interest credited to policyholders’ account balances	463	292	171	106	186
Interest expense	(3)	(2)	(1)	(1)	(1)
Deferral of acquisition costs	(336)	(319)	(17)	(222)	(97)
Amortization of acquisition costs	404	406	(2)	208	198
General and administrative expenses	1,142	759	383	531	228

Total benefits and expenses	4,215	1,647	2,568	1,031	616

Adjusted operating income before income taxes	408	305	103	362	(57)

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $24 million for the nine months ended September 30, 2003 for the amortization of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

INSURANCE DIVISION - INDIVIDUAL LIFE AND ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2002		2003
2003	2002		3Q	4Q	1Q	2Q	3Q
		INDIVIDUAL LIFE INSURANCE SALES (1):

		Excluding corporate-owned life insurance:
70	120	Variable life	35	33	25	26	19
71	43	Universal life	16	27	26	23	22
73	45	Term life	17	17	23	25	25

214	208	Total excluding corporate-owned life insurance	68	77	74	74	66
20	107	Corporate-owned life insurance	21	15	4	14	2

234	315	Total	89	92	78	88	68

		ANNUITY SALES AND ACCOUNT VALUES

		Variable Annuities:
15,338	18,689	Beginning total account value	16,802	14,961	15,338	14,965	39,780
2,870	1,119	Sales	339	276	331	1,070	1,469
(2,668)	(1,770)	Surrenders and withdrawals	(546)	(497)	(473)	(987)	(1,208)
2,844	(3,077)	Change in market value, interest credited, and other activity	(1,634)	598	(231)	2,301	774
22,431	—	Acquisition	—	—	—	22,431	—

40,815	14,961	Ending total account value	14,961	15,338	14,965	39,780	40,815

202	(651)	Net sales (redemptions)	(207)	(221)	(142)	83	261

		Fixed Annuities:
3,396	2,975	Beginning total account value	3,048	3,260	3,396	3,473	3,498
214	442	Sales	224	163	110	57	47
(146)	(137)	Surrenders and withdrawals	(42)	(47)	(49)	(51)	(46)
59	(20)	Interest credited and other activity	30	20	16	19	24

3,523	3,260	Ending account value	3,260	3,396	3,473	3,498	3,523

68	305	Net sales	182	116	61	6	1

		SALES BY DISTRIBUTION CHANNEL

		Life Insurance (1):
		Excluding corporate-owned life insurance:
158	160	Prudential Agents	53	53	53	54	51
56	48	Third party distribution	15	24	21	20	15
20	107	Corporate-owned life insurance	21	15	4	14	2

234	315	Total	89	92	78	88	68

		Variable and Fixed Annuities (2):
1,097	1,134	Prudential Agents	392	315	326	380	391
303	371	Wirehouses	141	101	79	109	115
1,684	56	Independent Financial Planners (3)	30	23	36	638	1,010

3,084	1,561	Total	563	439	441	1,127	1,516

(1)	Statutory first year premiums and deposits.
(2)	Amounts represent gross sales.
(3)	Including bank distribution.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

INSURANCE DIVISION - INDIVIDUAL LIFE AND ANNUITIES SEGMENT ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2002		2003
2003	2002		3Q	4Q	1Q	2Q	3Q
		INDIVIDUAL LIFE INSURANCE:

		Policyholders’ Account Balances:
4,112	3,826	Beginning balance	3,992	4,033	4,112	4,205	4,275
734	676	Premiums and deposits	223	226	249	237	248
74	68	Interest credited	25	24	23	26	25
(402)	(430)	Surrenders and withdrawals	(157)	(137)	(122)	(143)	(137)
(10)	33	Net transfers (to) from separate account	5	(4)	(7)	(2)	(1)
(80)	(59)	Policy charges	(21)	(19)	(25)	(29)	(26)
(55)	(81)	Benefits and other	(34)	(11)	(25)	(19)	(11)

4,373	4,033	Ending balance	4,033	4,112	4,205	4,275	4,373

		Separate Account Liabilities:
11,412	13,010	Beginning balance	12,117	10,702	11,412	11,235	12,511
1,106	1,294	Premiums and deposits	430	563	373	379	354
1,497	(2,371)	Change in market value and interest credited	(1,385)	624	(154)	1,311	340
(466)	(465)	Surrenders and withdrawals	(209)	(245)	(157)	(177)	(132)
(73)	(119)	Net transfers to general account	(44)	(14)	(29)	(23)	(21)
(615)	(621)	Policy charges	(203)	(209)	(205)	(206)	(204)
(18)	(26)	Benefits and other	(4)	(9)	(5)	(8)	(5)

12,843	10,702	Ending balance	10,702	11,412	11,235	12,511	12,843

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
6,795	6,152	Beginning balance	6,093	6,533	6,795	7,073	7,457
868	1,003	Premiums and deposits	403	292	270	330	268
229	220	Interest credited	77	80	72	77	80
(382)	(381)	Surrenders and withdrawals	(119)	(127)	(129)	(123)	(130)
33	(240)	Net transfers (to) from separate account	105	52	100	(15)	(52)
(6)	(5)	Policy charges	(2)	(2)	(2)	(2)	(2)
(81)	(216)	Benefits and other	(24)	(33)	(33)	(41)	(7)
158	—	Acquisition	—	—	—	158	—

7,614	6,533	Ending balance	6,533	6,795	7,073	7,457	7,614

		Account Values in Separate Account:
11,939	15,512	Beginning balance	13,757	11,688	11,939	11,365	35,821
2,216	558	Premiums and deposits	160	147	171	797	1,248
3,155	(2,954)	Change in market value and interest credited	(1,613)	614	(213)	2,434	934
(2,432)	(1,526)	Surrenders and withdrawals	(469)	(417)	(393)	(915)	(1,124)
(33)	240	Net transfers (to) from general account	(105)	(52)	(100)	15	52
(261)	(142)	Policy charges	(42)	(41)	(39)	(94)	(128)
(133)	—	Benefits and other	—	—	—	(54)	(79)
22,273	—	Acquisition	—	—	—	22,273	—

36,724	11,688	Ending balance	11,688	11,939	11,365	35,821	36,724

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account. Activity for periods prior to the second quarter of 2003 has been reclassified to conform to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2002		2003
2003	2002		3Q	4Q	1Q	2Q	3Q
		INDIVIDUAL LIFE INSURANCE:
3,110	3,133	Beginning balance	3,155	3,111	3,110	3,104	3,102
219	222	Capitalization	76	79	77	74	68
(172)	(208)	Amortization - operating results	(92)	(71)	(67)	(49)	(56)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(26)	(36)	Impact of unrealized (gains) or losses on AFS securities	(28)	(9)	(16)	(27)	17

3,131	3,111	Ending balance	3,111	3,110	3,104	3,102	3,131

		INDIVIDUAL ANNUITIES:
473	628	Beginning balance	598	485	473	471	471
177	97	Capitalization	34	25	27	65	85
(60)	(198)	Amortization - operating results	(105)	(23)	(17)	(20)	(23)
(6)	5	Amortization - realized investment gains and losses	3	10	(2)	(1)	(3)
(62)	(47)	Impact of unrealized gains on AFS securities	(45)	(24)	(10)	(44)	(8)

522	485	Ending balance	485	473	471	471	522

		GROUP INSURANCE (1):
57	26	Beginning balance	39	45	57	64	74
26	17	Capitalization	7	12	8	10	8
(2)	2	Amortization - operating results	(1)	—	(1)	—	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

81	45	Ending balance	45	57	64	74	81

		TOTAL INSURANCE DIVISION:
3,640	3,787	Beginning balance	3,792	3,641	3,640	3,639	3,647
422	336	Capitalization	117	116	112	149	161
(234)	(404)	Amortization - operating results	(198)	(94)	(85)	(69)	(80)
(6)	5	Amortization - realized investment gains and losses	3	10	(2)	(1)	(3)
(88)	(83)	Impact of unrealized (gains) or losses on AFS securities	(73)	(33)	(26)	(71)	9

3,734	3,641	Ending balance	3,641	3,640	3,639	3,647	3,734

(1)	Represents long-term care products.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2002		2003
2003	2002		3Q	4Q	1Q	2Q	3Q
		Individual Life Insurance:

		Policy Surrender Experience:

506	495	Cash value of surrenders	185	197	170	182	154

4.0%	4.1%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	4.7%	5.0%	4.2%	4.4%	3.5%

		Death claims per $1,000 of in force (1):
2.33	2.00	Variable and universal life	1.85	3.30	2.13	2.59	2.27
1.37	1.63	Term life	1.92	2.12	1.36	0.88	1.84
2.02	1.93	Total, Individual Life Insurance	1.96	2.90	1.93	1.99	2.16

(1)	Annualized, for interim reporting periods.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2002		2003
2003	2002		3Q	4Q	1Q	2Q	3Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
153	225	Group life	36	44	88	35	30
120	111	Group disability (1)	25	49	67	29	24

273	336	Total	61	93	155	64	54

		Future Policy Benefits (2):
		Group life	1,580	1,742	1,754	1,730	1,656
		Group disability (1)	148	151	191	201	217

		Total	1,728	1,893	1,945	1,931	1,873

		Policyholders’ Account Balances (2):
		Group life	4,512	4,684	4,471	4,729	4,499
		Group disability (1)	68	67	61	60	61

		Total	4,580	4,751	4,532	4,789	4,560

		Separate Account Liabilities (2):
		Group life	7,260	7,824	8,977	9,994	9,970
		Group disability (1)	—	—	—	—	—

		Total	7,260	7,824	8,977	9,994	9,970

		Group Life Insurance:
1,930	1,985	Gross premiums, policy charges and fee income (3)	654	677	691	636	603
1,806	1,781	Earned premiums, policy charges and fee income	578	607	638	591	577
91.0%	92.6%	Benefits ratio	93.3%	88.8%	91.9%	89.9%	91.2%
9.4%	10.0%	Administrative operating expense ratio	9.6%	9.9%	9.1%	9.1%	10.0%
		Persistency ratio	95.2%	94.5%	96.4%	95.6%	93.7%

		Group Disability Insurance (1):
497	452	Gross premiums, policy charges and fee income (3)	153	152	171	161	165
485	436	Earned premiums, policy charges and fee income	147	149	164	162	159
91.3%	88.1%	Benefits ratio	91.8%	87.3%	93.9%	87.0%	93.1%
21.9%	22.4%	Administrative operating expense ratio	21.6%	21.1%	20.5%	23.0%	22.4%
		Persistency ratio	90.1%	86.8%	92.1%	89.2%	87.5%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2002		2003
2003	2002			3Q	4Q	1Q	2Q	3Q
			Revenues (1):
23	39	-41%	Premiums	10	38	14	8	1
54	53	2%	Policy charges and fee income	15	18	18	19	17
1,643	1,719	-4%	Net investment income	563	563	552	549	542
2,174	2,812	-23%	Commissions, investment management fees, and other income	890	863	814	906	454

3,894	4,623	-16%	Total revenues	1,478	1,482	1,398	1,482	1,014

			Benefits and Expenses (1):
601	648	-7%	Insurance and annuity benefits	220	232	210	204	187
708	728	-3%	Interest credited to policyholders’ account balances	247	250	236	233	239
16	12	33%	Interest expense	4	2	4	4	8
(21)	(36)	42%	Deferral of acquisition costs	(8)	(8)	(7)	(8)	(6)
51	69	-26%	Amortization of acquisition costs	21	23	19	17	15
2,306	2,955	-22%	General and administrative expenses	943	948	863	955	488

3,661	4,376	-16%	Total benefits and expenses	1,427	1,447	1,325	1,405	931

233	247	-6%	Adjusted operating income before income taxes	51	35	73	77	83

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Quarter Ended September 30, 2003
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	1	—	—	1	—
Policy charges and fee income	17	—	—	17	—
Net investment income	542	9	27	497	9
Commissions, investment management fees, and other income	454	314	95	35	10

Total revenues	1,014	323	122	550	19

Benefits and Expenses (1):
Insurance and annuity benefits	187	—	—	187	—
Interest credited to policyholders’ account balances	239	—	—	239	—
Interest expense	8	1	—	2	5
Deferral of acquisition costs	(6)	(4)	—	(2)	—
Amortization of acquisition costs	15	12	—	3	—
General and administrative expenses	488	278	120	82	8

Total benefits and expenses	931	287	120	511	13

Adjusted operating income before income taxes	83	36	2	39	6

	Quarter Ended September 30, 2002
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	10	—	—	10	—
Policy charges and fee income	15	—	—	15	—
Net investment income	563	7	31	515	10
Commissions, investment management fees, and other income	890	286	555	35	14

Total revenues	1,478	293	586	575	24

Benefits and Expenses (1):
Insurance and annuity benefits	220	—	—	220	—
Interest credited to policyholders’ account balances	247	—	—	247	—
Interest expense	4	1	—	—	3
Deferral of acquisition costs	(8)	(5)	—	(3)	—
Amortization of acquisition costs	21	19	—	2	—
General and administrative expenses	943	249	601	85	8

Total benefits and expenses	1,427	264	601	551	11

Adjusted operating income before income taxes	51	29	(15)	24	13

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Nine Months Ended September 30, 2003
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	23	—	—	23	—
Policy charges and fee income	54	—	—	54	—
Net investment income	1,643	23	80	1,521	19
Commissions, investment management fees, and other income	2,174	888	1,137	98	51

Total revenues	3,894	911	1,217	1,696	70

Benefits and Expenses (1):
Insurance and annuity benefits	601	—	—	601	—
Interest credited to policyholders’ account balances	708	—	—	708	—
Interest expense	16	3	—	3	10
Deferral of acquisition costs	(21)	(14)	—	(7)	—
Amortization of acquisition costs	51	42	—	9	—
General and administrative expenses	2,306	771	1,261	245	29

Total benefits and expenses	3,661	802	1,261	1,559	39

Adjusted operating income before income taxes	233	109	(44)	137	31

	Nine Months Ended September 30, 2002
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	39	—	—	39	—
Policy charges and fee income	53	—	—	53	—
Net investment income	1,719	20	115	1,559	25
Commissions, investment management fees, and other income	2,812	906	1,752	105	49

Total revenues	4,623	926	1,867	1,756	74

Benefits and Expenses (1):
Insurance and annuity benefits	648	—	—	648	—
Interest credited to policyholders’ account balances	728	—	—	728	—
Interest expense	12	4	—	3	5
Deferral of acquisition costs	(36)	(27)	—	(9)	—
Amortization of acquisition costs	69	56	—	13	—
General and administrative expenses	2,955	781	1,881	265	28

Total benefits and expenses	4,376	814	1,881	1,648	33

Adjusted operating income before income taxes	247	112	(14)	108	41

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE INFORMATION FOR INVESTMENT MANAGEMENT SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date		% Change		2002		2003
2003	2002			3Q	4Q	1Q	2Q	3Q
			Investment Management Segment:

			Analysis of revenues by source:
			Investment Management and Advisory Services:
138	140	-1%	Retail customers	43	44	43	45	50
258	250	3%	Institutional customers	79	85	79	87	92
161	162	-1%	General account	51	59	55	50	56

557	552	1%	Subtotal	173	188	177	182	198
354	374	-5%	Mutual Fund revenues (1)	120	121	108	121	125

911	926	-2%	Total Investment Management segment revenues	293	309	285	303	323

			Analysis of commissions, investment management fees and other revenues by type:
			Investment Management and Advisory Services:
500	514	-3%	Asset-based fees	160	167	165	162	173
35	20	75%	Transaction-based and other revenues	7	11	5	14	16

535	534	—	Subtotal	167	178	170	176	189
353	372	-5%	Mutual Fund revenues (1)	119	121	108	120	125

888	906	-2%	Total	286	299	278	296	314

(1)	Represents mutual fund revenues other than asset management fees paid to affiliates, which are included in appropriate categories above.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

2003
3Q
Information pertaining to Wachovia Securities, LLC:
Revenues:
Net investment income	53
Commissions	612
Fees	351
Other non-interest revenues	59

Total revenues	1,075
Expenses:
Expenses before transition costs	939
Transition costs	41

Total expenses	980

Income before income taxes	95

Prudential Financial, Inc., 38% share of Wachovia Securities, LLC	36
Wachovia Securities, LLC adjustments to Prudential Financial, Inc. minority interest	2

Prudential Financial, Inc., minority interest as reported by Wachovia Securities, LLC	38
Prudential Financial, Inc., purchase accounting adjustments	(7)

Prudential Financial, Inc., equity income from Wachovia Securities, LLC	31

Recurring revenue as a percentage of total non-interest revenue (1)	43.0%
Total client assets ($ in billions) (2)	568.5

Distribution representatives (2):
Series 7 Financial Advisors	8,309
Series 6 Financial Representatives	3,316

Average customer debit balances ($ in billions)	5.8

Prudential Financial, Inc. income from investment in Wachovia Securities, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	4

(1)	Calculated on year-to-date basis for July through September.
(2)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

INVESTMENT DIVISION - ASSETS UNDER MANAGEMENT FOR INVESTMENT MANAGEMENT AND ADVISORY SERVICES OPERATIONS

(in billions)

	September 30, 2003
	Equity	Fixed Income	Real Estate	Total
Retail customers	37.9	43.0	1.2	82.1
Institutional customers	27.6	49.3	12.8	89.7
General account	3.0	126.1	1.2	130.3

Total	68.5	218.4	15.2	302.1

	September 30, 2002
	Equity	Fixed Income	Real Estate	Total
Retail customers	30.6	46.6	0.1	77.3
Institutional customers	23.6	46.1	10.1	79.8
General account	2.2	116.0	1.3	119.5

Total	56.4	208.7	11.5	276.6

Year-to-date			2002		2003
2003	2002		3Q	4Q	1Q	2Q	3Q
		Institutional Assets Under Management (1):

		Assets gathered by Investment Management & Advisory Services sales force (2):
62.0	67.9	Beginning assets under management	60.2	56.9	62.0	60.8	64.4
7.8	8.8	Additions to managed portfolio	2.9	7.2	2.6	2.1	3.1
(8.8)	(14.0)	Withdrawals	(3.1)	(4.3)	(3.1)	(2.6)	(3.1)
5.5	(4.3)	Change in market value	(2.0)	1.7	—	4.2	1.3
(0.9)	2.5	Net money market flows	(1.1)	0.5	(0.7)	(0.1)	(0.1)
—	(4.0)	Other (2)	—	—	—	—	—

65.6	56.9	Ending assets under management	56.9	62.0	60.8	64.4	65.6
24.1	22.9	Other institutional assets under management (2)	22.9	23.2	23.4	24.8	24.1

89.7	79.8	Total assets managed for institutional customers at end of period	79.8	85.2	84.2	89.2	89.7

(1)	Reflects reclassification of amounts by client category as of January 1, 2002, based on internal management criteria which increased the amounts attributable to institutional customers by $2.8 billion.
(2)	Reflects reclassification of amounts by asset gatherer category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to assets gathered by Investment Management & Advisory Services sales force and increased the amount attributed to other institutional assets under management by $4.0 billion.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

INVESTMENT DIVISION - MUTUAL FUNDS AND WRAP-FEE PRODUCTS SALES RESULTS AND ASSETS UNDER MANAGEMENT

(in millions)

Year-to-date			2002		2003
2003	2002		3Q	4Q	1Q	2Q	3Q
		MUTUAL FUNDS AND WRAP-FEE PRODUCTS SALES AND ASSETS UNDER MANAGEMENT

		Mutual Funds:
49,756	57,809	Beginning total mutual funds assets	52,459	48,639	49,756	48,170	51,835
3,149	3,520	Sales (other than money market)	1,146	1,356	1,086	1,100	963
(4,069)	(3,714)	Redemptions (other than money market)	(1,259)	(1,421)	(962)	(1,358)	(1,749)
3,443	(5,038)	Reinvestment of distributions and change in market value	(2,620)	1,188	103	2,583	757
(5,395)	(3,938)	Net money market sales	(1,087)	(6)	(1,813)	(2,792)	(790)
4,132	—	Acquisition	—	—	—	4,132	—

51,016	48,639	Ending total mutual funds assets	48,639	49,756	48,170	51,835	51,016

(920)	(194)	Net Mutual Funds sales (redemptions) other than money market	(113)	(65)	124	(258)	(786)

		Wrap-fee Products (1):
15,153	17,955	Beginning total wrap-fee product assets	16,676	14,383	15,153	14,860	16,702
4,503	4,766	Sales (2)	1,223	1,361	1,287	1,462	1,754
(3,893)	(4,419)	Redemptions	(1,440)	(1,275)	(1,178)	(1,345)	(1,370)
2,197	(3,919)	Reinvestment of distributions and change in market value (2)	(2,076)	684	(402)	1,725	874

17,960	14,383	Ending total wrap-fee product assets	14,383	15,153	14,860	16,702	17,960
804	15,424	Other managed accounts at end of period (3)	15,424	16,394	16,712	18,089	804

18,764	29,807	Total wrap-fee products and other managed accounts at end of period	29,807	31,547	31,572	34,791	18,764

610	347	Net wrap-fee product sales (redemptions) (1)	(217)	86	109	117	384

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY DISTRIBUTION CHANNEL

		Mutual funds, excluding wrap-fee products (4):
311	421	Prudential Agents	107	98	99	119	93
826	914	Financial Advisors	168	162	469	357	—
1,982	2,143	Third party distributors (5)	866	1,090	501	616	865
30	42	Other	5	6	17	8	5

3,149	3,520	Total	1,146	1,356	1,086	1,100	963

		Wrap-fee products (1):
300	351	Prudential Agents	104	90	118	80	102
2,269	4,113	Financial Advisors	1,015	1,154	1,054	1,215	—
1,934	302	Third party distributors (5)	104	117	115	167	1,652

4,503	4,766	Total	1,223	1,361	1,287	1,462	1,754

(1)	Excludes other managed accounts.
(2)	As a result of the combination of the company’s retail securities brokerage business with Wachovia Securities, LLC, the Investment management segment assumed responsibility for management of Latin American wrap-fee assets amounting to $383 million as of July 1, 2003 which were formerly managed within the International Investments segment. This balance is included in “Reinvestment of distributions and change in market value”. New sales related to this business are included in the Investment Management segment’s wrap-fee sales data commencing with the third quarter of 2003.
(3)	Other managed accounts which were associated with businesses that were combined into Wachovia Securities, LLC on July 1, 2003 are no longer reported by Prudential Financial as a component of its wrap-fee products and other managed accounts, commencing as of that date. These managed accounts amounted to $17.3 billion as of June 30, 2003.
(4)	Other than money market.
(5)	Includes, effective July 1, 2003, production through Financial Advisors formerly associated with Prudential Securities, who became associated with Wachovia Securities, LLC as a result of the combination of Prudential’s retail securities brokerage operation with Wachovia Securities, LLC as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2002		2003
2003	2002		3Q	4Q	1Q	2Q	3Q
		RETIREMENT SALES AND ACCOUNT VALUES

		Defined Contribution:

22,914	24,640	Beginning total account value	24,036	21,911	22,914	22,757	24,315
4,388	2,773	Sales	859	1,085	1,028	876	2,484
(2,521)	(2,342)	Withdrawals	(770)	(906)	(638)	(1,270)	(613)
1,985	(3,160)	Change in market value and interest credited (1)	(2,214)	824	(547)	1,952	580

26,766	21,911	Ending total account value	21,911	22,914	22,757	24,315	26,766

1,867	431	Net sales (withdrawals)	89	179	390	(394)	1,871

		Asset management of ending total account value:
		Proprietary	15,752	16,152	15,927	17,023	17,331
		Non-proprietary	6,159	6,762	6,830	7,292	9,435

		Total	21,911	22,914	22,757	24,315	26,766

		Guaranteed Products:

39,058	39,825	Beginning total account value	39,172	38,647	39,058	38,925	40,372
2,168	1,056	Sales	291	411	554	648	966
(3,110)	(2,632)	Withdrawals and benefits	(775)	(958)	(1,045)	(1,020)	(1,045)
2,382	1,303	Change in market value and interest income	553	863	481	1,520	381
229	(905)	Other (2)	(594)	95	(123)	299	53

40,727	38,647	Ending total account value	38,647	39,058	38,925	40,372	40,727

(942)	(1,576)	Net withdrawals	(484)	(547)	(491)	(372)	(79)

		Product composition of ending total account value:
		Spread-based products	18,702	18,729	18,791	18,994	18,853
		Fee-based products	19,945	20,329	20,134	21,378	21,874

		Total	38,647	39,058	38,925	40,372	40,727

(1)	Includes increases to account values of $8 million in the quarter ended December 31, 2002, $4 million in the quarter ended September 30, 2002, $247 million in the quarter ended June 30, 2002 and $101 million in the quarter ended March 31, 2002, added to customer accounts due to Common Stock received as demutualization consideration. Year-to-date 2002 results also includes $448 million added to customer accounts from inclusion of amounts not previously reflected in this segment.
(2)	Represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2002		2003
2003	2002			3Q	4Q	1Q	2Q	3Q
			Revenues (1):
3,440	3,083	12%	Premiums	1,061	1,054	1,141	1,129	1,170
166	152	9%	Policy charges and fee income	46	52	54	58	54
610	534	14%	Net investment income	195	185	193	205	212
246	259	-5%	Commissions, investment management fees, and other income	68	79	74	87	85

4,462	4,028	11%	Total revenues	1,370	1,370	1,462	1,479	1,521

			Benefits and Expenses (1):
2,665	2,412	10%	Insurance and annuity benefits	830	866	906	865	894
79	72	10%	Interest credited to policyholders’ account balances	24	24	25	27	27
2	—	—	Interest expense	—	1	—	1	1
(509)	(460)	-11%	Deferral of acquisition costs	(162)	(170)	(177)	(175)	(157)
214	174	23%	Amortization of acquisition costs	65	60	74	71	69
1,393	1,255	11%	General and administrative expenses	425	413	456	473	464

3,844	3,453	11%	Total benefits and expenses	1,182	1,194	1,284	1,262	1,298

618	575	7%	Adjusted operating income before income taxes	188	176	178	217	223

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Nine Months Ended September 30, 2003				Quarter Ended September 30, 2003
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	3,440	1,892	1,548	—	1,170	663	507	—
Policy charges and fee income	166	99	67	—	54	34	20	—
Net investment income	610	163	415	32	212	60	143	9
Commissions, investment management fees, and other income	246	(8)	(3)	257	85	(7)	(1)	93

Total revenues	4,462	2,146	2,027	289	1,521	750	669	102

Benefits and Expenses (1):
Insurance and annuity benefits	2,665	1,405	1,260	—	894	480	414	—
Interest credited to policyholders’ account balances	79	9	70	—	27	3	24	—
Interest expense	2	9	(7)	—	1	3	(2)	—
Deferral of acquisition costs	(509)	(364)	(145)	—	(157)	(111)	(46)	—
Amortization of acquisition costs	214	180	34	—	69	54	15	—
General and administrative expenses	1,393	587	538	268	464	210	160	94

Total benefits and expenses	3,844	1,826	1,750	268	1,298	639	565	94

Adjusted operating income before income taxes	618	320	277	21	223	111	104	8

	Nine Months Ended September 30, 2002				Quarter Ended September 30, 2002
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	3,083	1,532	1,551	—	1,061	551	510	—
Policy charges and fee income	152	78	74	—	46	28	18	—
Net investment income	534	134	373	27	195	48	138	9
Commissions, investment management fees, and other income	259	9	33	217	68	(5)	(1)	74

Total revenues	4,028	1,753	2,031	244	1,370	622	665	83

Benefits and Expenses (1):
Insurance and annuity benefits	2,412	1,138	1,274	—	830	408	422	—
Interest credited to policyholders’ account balances	72	5	67	—	24	2	22	—
Interest expense	—	3	(3)	—	—	1	(1)	—
Deferral of acquisition costs	(460)	(339)	(121)	—	(162)	(115)	(47)	—
Amortization of acquisition costs	174	158	15	1	65	58	6	1
General and administrative expenses	1,255	518	492	245	425	184	161	80

Total benefits and expenses	3,453	1,483	1,724	246	1,182	538	563	81

Adjusted operating income before income taxes	575	270	307	(2)	188	84	102	2

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(dollar amounts in millions unless otherwise noted)

Year-to-date			2002		2003
2003	2002		3Q	4Q	1Q	2Q	3Q
		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
1,434	1,193	Japan, excluding Gibraltar Life	424	413	484	451	499
1,615	1,625	Gibraltar Life	528	525	536	552	527
557	417	All other countries	155	168	175	184	198

3,606	3,235	Total	1,107	1,106	1,195	1,187	1,224

		Annualized new business premiums:
286	223	Japan, excluding Gibraltar Life	79	84	106	85	95
228	170	Gibraltar Life	62	63	64	89	75
149	148	All other countries	44	55	50	46	53

663	541	Total	185	202	220	220	223

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
1,356	1,202	Japan, excluding Gibraltar Life	405	404	462	426	468
1,539	1,650	Gibraltar Life	506	513	512	526	501
535	419	All other countries	150	166	171	179	185

3,430	3,271	Total	1,061	1,083	1,145	1,131	1,154

		Annualized new business premiums:
271	224	Japan, excluding Gibraltar Life	75	83	101	81	89
217	172	Gibraltar Life	60	62	62	84	71
144	150	All other countries	43	53	49	45	50

632	546	Total	178	198	212	210	210

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Translated based on average exchange rates for the year ended December 31, 2002.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2002		2003
	3Q	4Q	1Q	2Q	3Q
Face amount of individual policies in force at end of period (in billions) (1):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	138	141	145	147	151
Gibraltar Life	217	213	208	204	200
All other countries	47	49	52	55	57

Total	402	403	405	406	408

Number of individual policies in force at end of period (in thousands):
Japan, excluding Gibraltar Life	1,011	1,037	1,069	1,099	1,137
Gibraltar Life	4,602	4,537	4,461	4,380	4,334
All other countries	643	682	716	745	786

Total	6,256	6,256	6,246	6,224	6,257

International insurance policy persistency (2):
13 months	93.2%	93.0%	93.3%	93.1%	92.9%
25 months	86.4%	86.3%	86.9%	87.1%	87.1%

Number of Life Planners at end of period (3):
Japan	2,055	2,119	2,159	2,175	2,293
All other countries	2,298	2,386	2,393	2,514	2,582

Total	4,353	4,505	4,552	4,689	4,875

(1)	Translated based on exchange rates as of December 31, 2002.
(2)	Excluding Gibraltar Life.
(3)	Excluding Gibraltar Life Advisors.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2003				December 31, 2002
	Consolidated Portfolio (1)	Closed Block Business	Financial Services Businesses		Consolidated Portfolio (1)	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	99,861	32,559	67,302	60.8%	92,966	30,991	61,975	59.0%
Public, held to maturity, at amortized cost	2,898	—	2,898	2.6%	2,563	—	2,563	2.5%
Private, available for sale, at fair value	32,508	15,088	17,420	15.7%	32,490	15,242	17,248	16.4%
Private, held to maturity, at amortized cost	56	—	56	0.1%	46	—	46	0.0%
Trading account assets, at fair value	209	—	209	0.2%	96	—	96	0.1%
Equity securities, available for sale, at fair value	3,163	2,075	1,088	1.0%	2,788	1,521	1,267	1.2%
Commercial loans	18,402	7,031	11,371	10.3%	18,593	6,987	11,606	11.1%
Policy loans	8,288	5,556	2,732	2.5%	8,827	5,681	3,146	3.0%
Cash collateral for borrowed securities	—	—	—	0.0%	323	—	323	0.3%
Other long-term investments (2)	4,858	1,081	3,777	3.4%	4,951	1,075	3,876	3.7%
Short-term investments	7,661	3,903	3,758	3.4%	5,420	2,579	2,841	2.7%

Subtotal	177,904	67,293	110,611	100.0%	169,063	64,076	104,987	100.0%

Invested assets of other entities and operations (3)	7,732	—	7,732		14,031	—	14,031

Total investments	185,636	67,293	118,343		183,094	64,076	119,018

Fixed Maturities by Credit Quality (1):		September 30, 2003					December 31, 2002
		Financial Services Businesses					Financial Services Businesses
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (4)	Rating Agency Equivalent
1	Aaa, Aa, A	51,048	2,451	214	53,285	75.9%	47,430	2,968	35	50,363	78.0%
2	Baa	13,326	976	58	14,244	20.3%	11,281	671	110	11,842	18.3%
3	Ba	1,662	141	20	1,783	2.5%	1,730	68	56	1,742	2.7%
4	B	690	68	8	750	1.1%	519	20	23	516	0.8%
5	C and lower	72	26	1	97	0.1%	94	5	17	82	0.1%
6	In or near default	38	4	1	41	0.1%	50	3	1	52	0.1%

Total		66,836	3,666	302	70,200	100.0%	61,104	3,735	242	64,597	100.0%

Private Fixed Maturities:
NAIC Rating (4)	Rating Agency Equivalent
1	Aaa, Aa, A	4,725	449	7	5,167	29.6%	4,945	457	5	5,397	31.2%
2	Baa	7,987	776	10	8,753	50.1%	7,519	632	23	8,128	47.0%
3	Ba	2,054	149	26	2,177	12.4%	2,275	99	41	2,333	13.5%
4	B	512	36	7	541	3.1%	597	21	13	605	3.5%
5	C and lower	500	40	12	528	3.0%	700	20	24	696	4.0%
6	In or near default	301	12	3	310	1.8%	135	4	3	136	0.8%

Total		16,079	1,462	65	17,476	100.0%	16,171	1,233	109	17,295	100.0%

(1)	Excludes investments of securities brokerage operations (including our equity investment in Wachovia Securities, LLC in the current period), securities trading operations, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investment in Wachovia Securities, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(3)	Includes invested assets of securities brokerage operations (including our equity investment in Wachovia Securities, LLC in the current period) securities trading operations, and banking operations. Excludes assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(4)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of September 30, 2003 and December 31, 2002, respectively, 400 securities with amortized cost of $3,150 million (fair value $3,220 million) and 345 securities with amortized cost of $2,683 million (fair value, $2,727 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2003		December 31, 2002
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	26,408	74.6%	25,288	73.2%
Public, held to maturity, at amortized cost	2,898	8.2%	2,563	7.4%
Private, available for sale, at fair value	254	0.7%	387	1.1%
Private, held to maturity, at amortized cost	56	0.2%	46	0.1%
Trading account assets, at fair value	83	0.2%	75	0.2%
Equity securities, available for sale, at fair value	891	2.5%	901	2.6%
Commercial loans	2,814	8.0%	3,158	9.1%
Policy loans	798	2.3%	685	2.0%
Cash collateral for borrowed securities	—	0.0%	318	1.0%
Other long-term investments (2)	1,133	3.2%	1,125	3.3%
Short-term investments	21	0.1%	6	0.0%

Total	35,356	100.0%	34,552	100.0%

	September 30, 2003		December 31, 2002
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available for sale, at fair value	40,894	54.2%	36,687	52.1%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	17,166	22.8%	16,861	24.0%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets, at fair value	126	0.2%	21	0.0%
Equity securities, available for sale, at fair value	197	0.3%	366	0.5%
Commercial loans	8,557	11.4%	8,448	12.0%
Policy loans	1,934	2.6%	2,461	3.5%
Cash collateral for borrowed securities	—	0.0%	5	0.0%
Other long-term investments (2)	2,644	3.5%	2,751	3.9%
Short-term investments	3,737	5.0%	2,835	4.0%

Total	75,255	100.0%	70,435	100.0%

(1)	Excludes investments of securities brokerage operations (including our equity investment in Wachovia Securities, LLC in the current period), securities trading operations, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investment in Wachovia Securities, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended September 30
	2003			2002
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount

Financial Services Businesses (1):
Fixed maturities	4.68%	933	25	5.01%	901	(120)
Equity securities	1.98%	5	17	4.14%	20	(12)
Commercial loans	6.95%	196	29	7.00%	209	16
Policy loans	4.67%	33	—	5.89%	44	—
Short-term investments and cash equivalents	1.87%	31	2	2.22%	46	2
Other investments	8.21%	74	(110)	7.77%	84	(5)

Gross investment income before investment expenses	4.95%	1,272	(37)	5.21%	1,304	(119)
Investment expenses	-0.13%	(51)	—	-0.17%	(64)	—

Subtotal	4.82%	1,221	(37)	5.04%	1,240	(119)

Investment results of other entities and operations (2)		45	—		64	—
Less, investment income relating to divested businesses		(31)			(31)

Total		1,235	(37)		1,273	(119)

	Nine Months Ended September 30
	2003			2002
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)

	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.85%	2,800	(38)	5.25%	2,696	(314)
Equity securities	1.50%	12	(79)	2.50%	33	(65)
Commercial loans	7.06%	591	47	7.47%	676	34
Policy loans	5.39%	117	—	5.78%	124	—
Short-term investments and cash equivalents	1.78%	84	2	2.02%	163	10
Other investments	8.49%	262	(69)	5.92%	206	(168)

Gross investment income before investment expenses	5.11%	3,866	(137)	5.25%	3,898	(503)
Investment expenses	-0.17%	(181)	—	-0.17%	(182)	—

Subtotal	4.94%	3,685	(137)	5.08%	3,716	(503)

Investment results of other entities and operations (2)		136	—		173	—
Less, investment income relating to divested businesses		(97)			(113)

Total		3,724	(137)		3,776	(503)

(1)	Excludes investments of securities brokerage operations (including our equity investment in Wachovia Securities, LLC in the current period), securities trading operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Investment income of securities brokerage and securities trading operations.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields for periods prior to the fourth quarter of 2002 are presented on a basis consistent with our current reporting practices, including reclassification of investment income among certain investment categories.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2003			2002
	Investment Income		Realized Gains / (Losses) (2)	Investment Income		Realized Gains / (Losses)

	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	1.79%	128	3	1.75%	116	(4)
Equity securities	1.72%	4	—	1.43%	4	(42)
Commercial loans	5.26%	37	2	4.56%	40	4
Policy loans	3.13%	6	—	2.80%	5	—
Short-term investments and cash equivalents	6.07%	—	1	0.22%	1	2
Other investments	6.36%	22	8	5.79%	18	13

Gross investment income before investment expenses	2.30%	197	14	2.19%	184	(27)
Investment expenses	-0.22%	(19)	—	-0.17%	(15)	—

Total	2.08%	178	14	2.02%	169	(27)

	Nine Months Ended September 30
	2003			2002
	Investment Income		Realized Gains / (Losses) (2)	Investment Income		Realized Gains / (Losses)

	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	1.77%	371	12	1.59%	290	(8)
Equity securities	1.18%	8	(96)	0.90%	7	(115)
Commercial loans	4.97%	110	22	4.56%	126	18
Policy loans	2.96%	16	—	2.72%	13	—
Short-term investments and cash equivalents	1.47%	1	1	0.51%	6	10
Other investments	6.69%	68	—	6.29%	53	(41)

Gross investment income before investment expenses	2.26%	574	(61)	2.05%	495	(136)
Investment expenses	-0.25%	(63)	—	-0.14%	(32)	—

Total	2.01%	511	(61)	1.91%	463	(136)

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields for periods prior to the fourth quarter of 2002 are presented on a basis consistent with our current reporting practices, including reclassification of investment income among certain investment categories.
(2)	Realized gains/(losses) for 2003 reflect the reclassification of certain market value changes of hedging instruments between Japanese Insurance Operations and Financial Services Businesses excluding Japanese Insurance Operations, to conform to current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2003			2002
	Investment Income		Realized Gains / (Losses) (3)	Investment Income		Realized Gains / (Losses)

	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.32%	805	22	6.94%	785	(116)
Equity securities	3.78%	1	17	7.81%	16	30
Commercial loans	7.52%	159	27	8.00%	169	12
Policy loans	5.23%	27	—	6.75%	39	—
Short-term investments and cash equivalents	1.83%	31	1	2.36%	45	—
Other investments	9.11%	52	(118)	8.69%	66	(18)

Gross investment income before investment expenses	6.31%	1,075	(51)	6.79%	1,120	(92)
Investment expenses	-0.09%	(32)	—	-0.18%	(49)	—

Total	6.22%	1,043	(51)	6.61%	1,071	(92)

	Nine Months Ended September 30
	2003			2002
	Investment Income		Realized Gains / (Losses) (3)	Investment Income		Realized Gains / (Losses)

	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.63%	2,429	(50)	7.29%	2,406	(306)
Equity securities	2.85%	4	17	5.04%	26	50
Commercial loans	7.81%	481	25	8.74%	550	16
Policy loans	6.21%	101	—	6.63%	111	—
Short-term investments and cash equivalents	1.79%	83	1	2.35%	157	—
Other investments	9.36%	194	(69)	5.78%	153	(127)

Gross investment income before investment expenses	6.59%	3,292	(76)	6.85%	3,403	(367)
Investment expenses	-0.14%	(118)	—	-0.18%	(150)	—

Total	6.45%	3,174	(76)	6.67%	3,253	(367)

(1)	Excludes investments of securities brokerage operations (including our equity investment in Wachovia Securities, LLC in the current period), securities trading operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields for periods prior to the fourth quarter of 2002 are presented on a basis consistent with our current reporting practices, including reclassification of investment income among certain investment categories.
(3)	Realized gains/(losses) for 2003 reflect the reclassification of certain market value changes of hedging instruments between Japanese Insurance Operations and Financial Services Businesses excluding Japanese Insurance Operations, to conform to current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues (1):

4,227	6,343	Premiums	1,785	1,815	1,870	1,991	2,015	1,983
1,639	1,803	Policy charges and fee income	434	412	400	407	416	451
4,941	5,003	Net investment income	1,197	1,306	1,273	1,247	1,246	1,243
4,990	4,239	Commissions, investment management fees, and other income	1,074	1,029	993	973	897	1,064

15,797	17,388	Total revenues	4,490	4,562	4,536	4,618	4,574	4,741

		Benefits and Expenses (1):

5,058	6,925	Insurance and annuity benefits	1,838	1,912	1,913	2,130	2,107	1,983
1,618	1,670	Interest credited to policyholders’ account balances	414	415	434	444	418	421
448	326	Interest expense	48	43	43	36	37	37
(821)	(935)	Deferral of acquisition costs	(242)	(263)	(275)	(284)	(285)	(320)
469	538	Amortization of acquisition costs	139	179	263	158	160	142
7,576	7,706	General and administrative expenses	1,792	1,813	1,731	1,787	1,705	1,949

14,348	16,230	Total benefits and expenses	3,989	4,099	4,109	4,271	4,142	4,212

1,449	1,158	Adjusted operating income before income taxes	501	463	427	347	432	529

		Items excluded from adjusted operating income before income taxes:
(378)	(165)	Realized investment gains (losses), net, and related adjustments	(100)	(341)	(142)	(290)	(114)	9
(29)	26	Related charges	5	(4)	(1)	6	1	(20)

(407)	(139)	Total realized investment losses, net, and related charges and adjustments	(95)	(345)	(143)	(284)	(113)	(11)

—	—	Sales practices remedies and costs	—	—	—	(20)	—	—
(426)	23	Divested businesses	18	31	(13)	(59)	3	(402)
(143)	(588)	Demutualization costs and expenses	—	—	—	—	—	—

(976)	(704)	Total items excluded from adjusted operating income before income taxes	(77)	(314)	(156)	(363)	(110)	(413)

473	454	Income (loss) from continuing operations before income taxes	424	149	271	(16)	322	116
272	120	Income tax expense (benefit)	158	51	(107)	(21)	104	3

201	334	Income from continuing operations, after-tax	266	98	378	5	218	113

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, sales practices remedies and costs, and benefits and expenses of divested businesses, discontinued operations and demutualization costs and expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues (1):

71	20	Premiums	8	21	10	38	14	8
78	80	Policy charges and fee income	19	19	15	18	18	19
2,627	2,460	Net investment income	559	597	563	563	552	549
4,689	4,008	Commissions, investment management fees, and other income	966	956	890	863	814	906

7,465	6,568	Total revenues	1,552	1,593	1,478	1,482	1,398	1,482

		Benefits and Expenses (1):

930	913	Insurance and annuity benefits	197	231	220	232	210	204
1,024	977	Interest credited to policyholders’ account balances	243	238	247	250	236	233
52	32	Interest expense	3	5	4	2	4	4
(92)	(60)	Deferral of acquisition costs	(14)	(14)	(8)	(8)	(7)	(8)
101	86	Amortization of acquisition costs	21	27	21	23	19	17
4,664	4,454	General and administrative expenses	998	1,014	943	948	863	955

6,679	6,402	Total benefits and expenses	1,448	1,501	1,427	1,447	1,325	1,405

786	166	Adjusted operating income before income taxes	104	92	51	35	73	77

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, sales practices remedies and costs, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS - FINANCIAL ADVISORY SEGMENT

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues (1):

—	—	Premiums	—	—	—	—	—	—
—	—	Policy charges and fee income	—	—	—	—	—	—
262	225	Net investment income	42	42	31	33	27	26
3,046	2,487	Commissions, investment management fees, and other income	600	597	555	521	489	553

3,308	2,712	Total revenues	642	639	586	554	516	579

		Benefits and Expenses (1):

—	—	Insurance and annuity benefits	—	—	—	—	—	—
—	—	Interest credited to policyholders’ account balances	—	—	—	—	—	—
—	—	Interest expense	—	—	—	—	—	—
—	—	Deferral of acquisition costs	—	—	—	—	—	—
—	—	Amortization of acquisition costs	—	—	—	—	—	—
2,956	2,852	General and administrative expenses	635	645	601	583	541	600

2,956	2,852	Total benefits and expenses	635	645	601	583	541	600

352	(140)	Adjusted operating income before income taxes	7	(6)	(15)	(29)	(25)	(21)

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, sales practices remedies and costs, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Year ended December 31			2002				2003
2000	2001		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues (1):

15	41	Premiums	2	(2)	(3)	—	(6)	(6)
(10)	(7)	Policy charges and fee income	—	(6)	(3)	(10)	(3)	(4)
823	682	Net investment income	139	180	156	136	142	124
(313)	(306)	Commissions, investment management fees, and other income	(47)	(79)	(23)	(23)	(46)	(13)

515	410	Total revenues	94	93	127	103	87	101

		Benefits and Expenses (1):

27	39	Insurance and annuity benefits	27	31	—	43	35	23
(3)	1	Interest credited to policyholders’ account balances	—	—	—	—	—	—
385	289	Interest expense	45	39	41	35	34	33
105	82	Deferral of acquisition costs	19	21	12	10	11	12
(84)	(82)	Amortization of acquisition costs	(20)	(25)	(21)	(19)	(18)	(15)
113	106	General and administrative expenses	13	(12)	(17)	35	7	49

543	435	Total benefits and expenses	84	54	15	104	69	102

(28)	(25)	Adjusted operating income before income taxes	10	39	112	(1)	18	(1)

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, sales practices remedies and costs, and benefits and expenses of divested businesses, discontinued operations and demutualization costs and expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

FINANCIAL SERVICES BUSINESSES RECONCILIATION OF ADJUSTED OPERATING INCOME TO INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

(in millions)

Year-to-date			2002		2003
2003	2002		3Q	4Q	1Q	2Q	3Q
		Financial Services Businesses:
474	305	Individual Life and Annuities	46	85	129	178	167
122	103	Group Insurance	30	52	34	58	30

596	408	Insurance Division	76	137	163	236	197

109	112	Investment Management	29	27	36	37	36
(44)	(14)	Financial Advisory	(15)	(29)	(25)	(21)	2
137	108	Retirement	24	33	53	45	39
31	41	Other Asset Management	13	4	9	16	6

233	247	Investment Division	51	35	73	77	83

597	577	International Insurance	186	180	175	207	215
21	(2)	International Investments	2	(4)	3	10	8

618	575	International Insurance and Investments Division	188	176	178	217	223

49	161	Corporate and Other	112	(1)	18	(1)	32

1,496	1,391	Sub-total	427	347	432	529	535

		Items excluded from adjusted operating income:
		Realized investment gains (losses), net, and related charges and adjustments(1)
(75)	(195)	Insurance Division	(84)	(81)	(51)	(10)	(14)
28	(192)	Investment Division	(100)	(120)	(32)	17	43
(82)	(150)	International Insurance and Investments Division	(30)	(23)	(36)	(61)	15
(41)	(46)	Corporate and Other	71	(60)	6	43	(90)

(170)	(583)	Total	(143)	(284)	(113)	(11)	(46)

—	—	Sales practices remedies and costs - Corporate and Other	—	(20)	—	—	—
(419)	36	Divested businesses - Corporate and Other	(13)	(59)	3	(402)	(20)

(589)	(547)	Total items excluded from adjusted operating income	(156)	(363)	(110)	(413)	(66)

907	844	Income (loss) from continuing operations before income taxes - Financial Services Businesses	271	(16)	322	116	469

(1)	Realized investment gains (losses), net, and related charges and adjustments for the 2003 periods reflect the reclassification of certain market value changes of hedging instruments between International Insurance and Investments Division and Corporate and Other, to conform to current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes realized investment gains, net of losses, and related charges and adjustments; results of divested businesses and discontinued operations and sales practices remedies and costs and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income and for the divisions of the Financial Services Businesses, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income should not be viewed as a substitute for net income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - General Corporate Purposes:

Amounts used for general corporate purposes include those used for cash flow timing mismatches at Prudential Financial, Prudential Financial ‘s investments in equity and debt securities of subsidiaries, and amounts utilized for regulatory capital purposes.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services. For periods prior to July 1, 2003, also includes fair market value of assets in client accounts of Prudential Securities businesses combined into Wachovia Securities, LLC.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

14. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

16. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

17. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

18. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

19. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts.

20. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

KEY DEFINITIONS AND FORMULAS

21. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 4.08% for the nine months ended September 30, 2003, 5.12% for the nine months ended September 30, 2002, 5.39% for the three months ended September 30, 2003, 7.50% for the three months ended September 30, 2002, 2.26% for the three months ended June 30, 2003, 4.54% for the three months ended March 31, 2003 and 0.35% for the three months ended December 31, 2002.

22. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

23. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

24. Prudential Agents:

Insurance agents in our insurance operations in the United States.

25. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

26. Ratio of corporate debt to total capitalization:

For purposes of this ratio, we measure “debt” as the sum of borrowings for general corporate purposes, excluding Equity Security Units, and 20% of the stated aggregate liquidation amount of the Equity Security Units, and we measure “total capitalization” as the sum of equity excluding unrealized gains and losses on investments and total corporate debt, including Equity Security Units. The ratio is calculated by dividing debt by total capitalization.

27. Redeemable Capital Securities:

Capital Trust Certificates of Prudential Financial Capital Trust I (element of Equity Security Units).

28. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

29. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2003

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of November 4, 2003

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings

The Prudential Insurance Company of America	A	A+	A1	AA-
PRUCO Life Insurance Company	A	A+	A1	NR*
PRUCO Life Insurance Company of New Jersey	A	A+	NR	NR
Prudential Property and Casualty Insurance Company	A-	BBB+	A2	NR
The Prudential Property & Casualty Insurance Company of New Jersey	A-	NR	NR	NR
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A	A2	NR
American Skandia Life Assurance Corporation	A-	A	NR	A+

CREDIT RATINGS:
as of November 4, 2003

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-2	P-2	F1
Long-Term Senior Debt	a-	A-	A3	A
Redeemable Capital Securities	a-	A-	A3	A

The Prudential Insurance Company of America :
Capital and surplus notes	a-	A-	A3	NR

Prudential Funding, LLC:
Commercial Paper	AMB-1	A-1	P-1	NR
Long-Term Senior Debt	a	A+	A2	NR

American Skandia Life Assurance Corporation	NR	A	NR	NR

*	NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102
Web Site:

www.prudential.com

Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

Equity Security Units of Prudential Financial, Inc. are traded on the New York Stock Exchange under the symbol PFA.